SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 10, 2006
LEAP WIRELESS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-29752	33-0811062

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10307 Pacific Center Court
San Diego, California 92121
(Address of Principal Executive Offices)

(858) 882-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement.
     Bonus to Executive Officer.
     On April 10, 2006, the board of directors of Leap Wireless International, Inc. (the “Company”), authorized the payment of a bonus of $56,775 to David Davis, Senior Vice President of Operations of the Company. The bonus is in recognition of his performance in the first quarter of 2006 and is in addition to any amounts that may be payable in the future to such officer under the Company’s annual bonus plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.
Date: April 13, 2006	By	/s/ Robert J. Irving, Jr.
		Name:	Robert J. Irving, Jr.
		Title:	Senior Vice President and General Counsel